Custom Truck One Source Acquires HiRail Leasing Group
Highlights
–Custom Truck One Source, Inc. completed the acquisition of HiRail Leasing Group, a leader in rental equipment for the Canadian rail market, for $46.0 million.
–The HiRail acquisition accelerates growth in Custom Truck’s rental segment, and further extends Custom Truck’s geographic footprint in Canada with two new locations in Ontario and Alberta while strengthening relationships with leading Canadian rail customers.
–The acquisition is expected to be immediately accretive and was funded with cash on hand and drawings on Custom Truck’s existing credit facility.
KANSAS CITY, MO, January 14, 2022 – Custom Truck One Source, Inc. (NYSE: CTOS, “CTOS” or the “Company”) today announced the completion of the acquisition of HiRail Leasing, Northshore Rail Contracting and Heavy Equipment Repairs (collectively, “HiRail” or the “HiRail Leasing Group”) for $46.0 million, subject to fleet and other customary purchase price adjustments.
With over 600 rental units, HiRail is among the largest rail equipment rental providers in Canada and serves Canada’s leading railways and rail contractors. HiRail’s two locations in Ontario and Alberta will also extend Custom Truck’s geographic reach in the region. HiRail has a diverse rental fleet including light duty, medium duty and heavy-duty trucks fitted with a wide array of attachments including rail gear, grapples, knuckles, mechanic and welding equipment and snowplows and also provides complementary upfitting and repair services.
“We are excited to welcome HiRail to the Custom Truck team,” said Custom Truck CEO Fred Ross. “This acquisition allows us to accelerate growth in our core rental business. We will leverage our one stop shop capabilities in rental, sales, equipment upfitting, and service to meet the critical equipment needs of new and existing customers across Canada. We are impressed with the business HiRail has built in Canada and look forward to working with all of their existing employees.”
“HiRail has earned the trust of Canada’s leading rail customers by providing reliable, best-in-class service for over thirty years,” Ryan McMonagle, Custom Truck President & COO said. “We look forward to carrying on that tradition and building on that reputation to expand our presence in Canada and to support our customers, employees and communities.”
The HiRail acquisition was financed with cash on hand as well as drawings on Custom Truck’s existing credit facility.
ABOUT CUSTOM TRUCK ONE SOURCE
Custom Truck One Source, Inc. is one of the largest providers of specialty equipment, parts, tools, accessories and services to the electric utility transmission and distribution, telecommunications and rail markets in North America. CTOS offers its specialized equipment to a diverse customer base for the maintenance, repair, upgrade and installation of critical infrastructure assets, including electric lines, telecommunications networks and rail systems. The Company's coast-to-coast rental fleet of more than 9,000 units includes aerial devices, boom trucks, cranes, digger derricks, pressure drills, stringing gear, hi-rail equipment, repair parts, tools and accessories. For more information, please visit customtruck.com.
FORWARD LOOKING STATEMENTS
This press release includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995 and within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. When used in this press release, the words "estimates," "projected," "expects," "anticipates," "forecasts," "plans," "intends," "believes," "seeks," "may," "will," "should," "future," "propose" and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the

Company's management's control, that could cause actual results or outcomes to differ materially from those discussed in this press release. This press release is based on certain assumptions that the Company's management has made in light of its experience in the industry, as well as the Company's perceptions of historical trends, current conditions, expected future developments and other factors the Company believes are appropriate in these circumstances. As you read and consider this press release, you should understand that these statements are not guarantees of performance or results and are subject to and involve risks, uncertainties and assumptions. You should not place undue reliance on these forward-looking statements. Although we believe that these forward-looking statements are based on reasonable assumptions at the time they are made, you should be aware that many factors could affect the Company's actual performance and results and could cause actual results or results of operations to differ materially from those expressed in this press release. Important factors, among others, that may affect actual results or outcomes include: difficulty in integrating Nesco Holdings and Custom Truck LP businesses following the acquisition of Custom Truck LP (the "Acquisition") and fully realizing the anticipated benefits of the Acquisition; public health crises such as the COVID-19 pandemic; the cyclicality of demand for our products and services and our vulnerability to industry, regional and national downturns, which impact, among others, our ability to manage our rental equipment; fluctuation of our revenue and operating results; our inability to obtain raw materials, component parts and/or finished goods in a timely and cost-effective manner; competition, which may have a material adverse effect on our business by reducing our ability to increase or maintain revenues or profitability; any further increase in the cost of new equipment that we purchase for use in our rental fleet or for our sales inventory; aging or obsolescence of our existing equipment, and the fluctuations of market value thereof; uncertainties in the success of our future acquisitions or integration of companies that we acquire; our inability to recruit and retain the experienced personnel we need to compete in our industries; further unionization of our workforce; disruptions in our information technology systems or a compromise of our system security, limiting our ability to effectively monitor and control our operations, adjust to changing market conditions, and implement strategic initiatives; unfavorable conditions in the capital and credit markets and our inability to obtain additional capital as required; our inability to renew our leases upon their expiration; our failure to keep pace with technological developments; our dependence on a limited number of manufacturers and suppliers and on third-party contractors to provide us with various services to assist us with conducting our business; risks related to our operations outside of the United States, including changes in local political or economic conditions, foreign exchange risks and compliance risks with local laws and regulations; potential impairment charges and our inability to collect on contracts with customers; failure of federal and state legislative and regulatory developments that encourage electric power transmission infrastructure spending to translate into demand for our equipment; material disruptions to our operation and manufacturing locations as a result of public health concerns, equipment failures, natural disasters, work stoppages, power outages or other reasons; changes to international trade agreements, tariffs, import and excise duties, taxes or other governmental rules and regulations; our exposure to various risks related to legal proceedings or claims, and our failure to comply with relevant laws and regulations, including those related to occupational health and safety, environment and government contract; significant transaction and transition costs that we will continue to incur following the Acquisition; the interest of our majority shareholder, which may not be consistent with the other shareholders; our significant indebtedness, which may adversely affect our financial position, limit our available cash and our access to additional capital, prevent us from growing our business and increase our risk of default; significant operating and financial restrictions imposed by the agreements governing our existing debt; and uncertainties related to our variable rate indebtedness. For a more complete description of these and other possible risks and uncertainties, please refer to the Company's Annual Report on Form 10-K for the year ended December 31, 2020 and its subsequently filed quarterly reports on Form 10-Q and current reports on Form 8-K. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. These cautionary statements should not be construed by you to be exhaustive and are made only as of the date of this press release. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, unless required by law.
INVESTOR CONTACT
Brian Perman, Vice President, Investor Relations
844-403-6138
investors@customtruck.com